UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2009

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 San Felipe, Suite 485
Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Vanguard Natural Resources, LLC (the “Company”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in the Company’s Registration Statement on Form S-8 declared effective on July 22, 2008.

In addition, this report is being filed to include: (a) Note 13 to the Company’s audited financial statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and (b) Note 11 to the Company’s unaudited consolidated interim financial statements at March 31, 2009 and for the three months ended March 31, 2009 and 2008. The updated notes provide information required by Note 5 of Rule 3-10(d) of Regulation S-X promulgated by the Securities and Exchange Commission ( the “Commission”) with respect to Trust Energy Company, LLC (“TEC”), Ariana Energy, LLC (“Ariana”), Vanguard Natural Gas, LLC (“VNG”), VNR Holdings, LLC (“Holdings”), Vanguard Permian, LLC (“Permian”) and VNR Finance Corp., (VNR Finance Corp. together with TEC, Ariana, VNG, Holdings and Permian, the “Subsidiaries”). By virtue of filing such financial information for the Subsidiaries, the Subsidiaries will be exempt from reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) pursuant to Rule 12h-5 under the Exchange Act. Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and Item 1 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009 are being amended in their entirety and are attached as exhibits hereto and are incorporated by reference herein.

This report should be read in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009, as well as its other filings with the Commission.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 23.1	Consent of BDO Seidman, LLP
Exhibit 23.2	Consent of UHY LLP
Exhibit 23.3	Consent of UHY LLP
Exhibit 23.4	Consent of Netherland, Sewell & Associates, Inc.
Exhibit 99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2008 — Financial Statements
Exhibit 99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 — Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:                      /s/ Scott W. Smith
Name:                      Scott W. Smith
Title:           President, Chief Executive Officer and Director
June 10, 2009

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 23.1	Consent of BDO Seidman, LLP
Exhibit 23.2	Consent of UHY LLP
Exhibit 23.3	Consent of UHY LLP
Exhibit 23.4	Consent of Netherland, Sewell & Associates, Inc.
Exhibit 99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2008 — Financial Statements
Exhibit 99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 — Financial Statements